Exhibit 10.1

AMENDMENT NO. 3

TO

FIRST AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO FIRST AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of July 5, 2018, is entered into among SAExploration, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”), and amends that certain First Amended and Restated Credit and Security Agreement dated as of September 22, 2017, entered into among the Borrower, the Guarantors party thereto, the Lenders party thereto and Agent, as amended by that certain Amendment No. 1 to First Amended and Restated Credit and Security Agreement date as of December 21, 2018 and further amended by that certain Amendment No. 2 to First Amended and Restated Credit and Security Agreement dated as of February 28, 2018 (as so amended, the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Borrower desires to request, and the Lenders desire to fund, a Subsequent Advance in an aggregate principal amount of $10,000,000 to (x) fund the redemption of the 10.00% Senior Secured Notes due 2019 issued by the Parent (the “Stub Notes Redemption”), (y) pay fees and expenses in connection with the Stub Notes Redemption and this Amendment and (z) for general corporate purposes;

WHEREAS, the Borrower has requested that all of the Lenders party to the Agreement on the date hereof (such Lenders, “All Lenders”) amend the Agreement to effect the changes described below; and

WHEREAS, All Lenders have agreed to amend the Agreement to effect such changes subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1. Amendments

a) The following defined term is added to Schedule 1.1a to the Agreement in the appropriate alphabetical order:

“Facility Fee Letter” means the Fee Letter, dated as of the Third Amendment Effective Date, among the Loan Parties and All Lenders.

“Third Amendment Effective Date” shall mean July 5, 2018.”

b) The following defined terms in Schedule 1.1a to the Agreement are hereby amended and restated as follows:

“Loan Documents” means this Agreement, any Guaranty, any Borrowing Certificate, the Intercreditor Agreement, the Preferred Ship Mortgage, Control Agreements, the Amended Intercompany Subordination Agreement, the Agent Fee Letter, the Facility Fee Letter, any collateral or security documents executed in connection herewith, and any Notes executed by Borrower in connection with this Agreement and payable to the Lenders, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and the Lenders or the Agent in connection with this Agreement.

“Maximum Amount” means $30,000,000.00.

“Subsequent Advance Amount” means an aggregate amount equal to $25,000,000.

c) The last two sentences in Section 2.1(c) of the Agreement are hereby amended and restated as follows:

“As of the Third Amendment Effective Date, immediately prior to giving effect to any Subsequent Advances made and the issuance of any Subsequent Advance Commitments, in each case, on the Third Amendment Effective Date the maximum amount of Subsequent Advance Commitments that may be issued by the Lenders hereunder and the allocations of the Lenders with respect thereto, in each case, is set forth on Schedule 2.1(c) attached hereto. Each Lender’s pro rata or ratable portion of Subsequent Advance Commitments shall be based upon the allocations set forth in Schedule 2.1(c) attached hereto.”

d) Section 2.12 to the Agreement is hereby amended and restated as follows:

“2.12 Fees. Borrower shall pay to (i) Lenders the fees set forth on Schedule 2.12 attached hereto, (ii) the Agent and Lenders the fees referenced on Schedule 2.12 attached hereto (in accordance with the provisions thereof) and/or separately agreed upon in writing between Borrower, the Agent and applicable Lenders (including, without limitation, as set forth in the Agent Fee Letter), and (iii) the Lenders the fees described in the Facility Fee Letter (in accordance with the provisions thereof). All of such fees shall be fully earned and irrevocable when paid and shall not be refundable for any reason whatsoever.

(e) Schedule 2.1(c) attached hereto amends, restates and replaces the existing Schedule 2.1(c) to the Agreement.

(f) Exhibit G attached hereto amend, restates and replaces the existing Exhibit G to the Agreement.

2. Waiver and Consent. The required time periods to deliver the Subsequent Advance Commitment Request and Subsequent Advance Request, solely in regards to the Subsequent Advance to be made on or about the Third Amendment Effective Date are hereby waived by All Lenders and the Agent (at the direction of All Lenders) so long as the conditions precedent set forth in Section 3(b) herein are satisfied and as a result thereof, upon satisfaction of the conditions precedent set forth in Section 3 hereof, additional Subsequent Advance Commitments shall be deemed issued in the aggregate amount of $10,000,000 and, upon the making of the Subsequent Advances on the Third Amendment Effective Date, such Subsequent Advance Commitments will be automatically terminated. Notwithstanding anything to the contrary in the Agreement (including Sections 7.7, 7.13, 7.17 and 7.18 of the Agreement), the Agent (at the direction of All Lenders) and the undersigned Lenders, which constitute All Lenders, hereby consent to the Stub Notes Redemption.

3. Conditions Precedent. As a condition to the effectiveness of this Amendment, the Agent and the Lenders shall have received the following:

a) this Amendment, duly executed by the Borrower, the Guarantors, All Lenders and the Agent;

b) Agent and Lenders shall have received by 9:00 a.m. (New York City Time) on the Third Amendment Effective Date an executed copy of (x) the Subsequent Advance Commitment Request and (y) the Subsequent Advance Request in regards to the Subsequent Advance to be made on or about the Third Amendment Effective Date;

c) the Second Amendment to Preferred Ship Mortgage, in form and substance satisfactory to Agent and All Lenders (the “Amendment to Ship Mortgage”);

d) evidence that the execution, delivery and performance of (i) this Amendment by the Borrower and the Guarantors and (ii) the Amendment to Ship Mortgage by SAExploration Seismic Services (US), LLC (the “Mortgagor”), have been duly authorized by all necessary corporate action, including without limitation the approval of the Board of Directors or equivalent of the Borrower, the Guarantors and the Mortgagor, as applicable;

e) the Facility Fee letter in form and substance satisfactory to All Lenders;

f) legal opinions in form and substance satisfactory to the Agent and All Lenders;

g) the consent of the Term Lenders, in form and substance satisfactory to Agent and All Lenders, to this Amendment (and the amendments and other provisions set forth herein, including, without limitation, the increase in the maximum amount of Subsequent Advance Commitments that may be issued by the Lenders); and

h) payment of all costs and expenses of Agent and Lenders (i) incurred by or on behalf of the Agent or Lenders (including reasonable attorneys’ fees and expenses) arising under or in connection with the preparation, execution and delivery of this Amendment, the Amendment to Ship Mortgage and the other documents contemplated thereby and (ii) outstanding on the date hereof (to the extent that such costs and expenses are reimbursable and/or payable under the Agreement and/or the other Loan Documents).

For purposes of determining compliance with the conditions specified in this Section 3, each Lender shall, by delivery of its executed signature page (or executed counterpart of a signature page) be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders.

4. Acknowledgement. Each of the Loan Parties, hereby acknowledges and agrees that it is unconditionally liable to the Agent and Lenders for the full and immediate payment of each of the Obligations set forth at Schedule A attached hereto and incorporated herein by reference, and that the Loan Parties have no offsets, defenses, counterclaims or set-offs with respect to the full and immediate payment and performance of any or all Obligations and Guaranteed Obligations, as applicable, under the Loan Documents, all of which offsets, defenses, counterclaims are set-offs are hereby waived. The Loan Parties acknowledge and agree that, as of the date hereof, after giving effect to the Subsequent Advance Commitments and Subsequent Advances to be made on the Third Amendment Effective Date, no Subsequent Advance Commitments are uncommitted and no additional Subsequent Advance Commitments (or any other Commitments) may be issued.

5. Enforceability of Obligations; Waiver and Consents. Each of the Loan Parties hereby agrees that the Loan Documents are in full force and effect, and enforceable against the Loan Parties in accordance with their respective terms (other than as amended hereby). The Loan Parties hereby waives and affirmatively agree not to challenge or otherwise pursue any and all defenses, affirmative defenses, counterclaims, claims, cause of actions, setoffs or other rights that it may have relating to the Obligations, Guaranteed Obligations, the Loan Documents, or the Collateral, including, but not limited to, the liens and security interests in favor of Agent and Lenders, or the conduct of Agent and Lenders in administering any such Obligations, Guaranteed Obligations or any other agreements.

6. Release. Each of the Loan Parties absolutely and unconditionally releases and forever discharges, the Agent and each Lender (including for the avoidance of doubt, the Original Lender, whether in its capacity as Lender, Agent, ABL Agent or otherwise), and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which each Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment (including, without limitation, related to the Loan Documents, the transactions contemplated hereunder, the Original Credit Agreement, the Loan Documents (as defined in the Original Credit Agreement) or any act or omission of the Original Lender in any capacity under such Loan Documents), whether such claims, demands and causes of action are matured or unmatured or known or unknown.

7. Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section. The Borrower confirms that this Amendment is permitted under the Agreement, the Intercreditor Agreement and the Junior Documents (as defined in the Intercreditor Agreement).

8. Representations and Warranties. Each of the Loan Parties hereby represents and warrants that the execution and delivery of this Amendment and, after giving effect to the amendments contained herein, the performance by each of them of their respective obligations under the Agreement, in each case, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority, and this Amendment and the Agreement (as amended hereby) will constitute the valid and binding obligations of the Loan Parties, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

9. Reference to and Effect on the Agreement. Each of the Loan Parties hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Agreement (as amended hereby), and each other Loan Document previously executed and delivered by it. Each reference in the Agreement to “this Agreement” or “the Loan Agreement” shall be deemed to refer to the Agreement after giving effect to this Amendment. This Amendment is a Loan Document.

10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

11. Direction; Indemnity; Expenses. Each of the Lenders party hereto hereby (i) authorizes and directs the Agent to execute and deliver this Amendment and the Amendment to Ship Mortgage, and (ii) acknowledges and agrees that the foregoing directed action constitutes a direction from the Lenders under Article 17 of the Agreement, including, without limitation, Section 17.1 and Section 17.3 of the Agreement. The Borrower, the Guarantors party hereto and the Lenders party hereto expressly agree and confirm that the Agent’s right to indemnification, as set forth in Sections 11.3 and 17.5 of the Agreement shall apply with respect to any and all losses, claims, liabilities costs and expenses that the Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Agent (in accordance with the Agreement) in connection with this Amendment, the Amendment to Ship Mortgage and the other documents contemplated hereby. The Borrower hereby agrees to pay on demand all costs and expenses in accordance with Section 19.9 of the Agreement, in each case, incurred in connection with the preparation, negotiation and execution of this Amendment, the Amendment to Ship Mortgage and all related documents.

12. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.

13. Guarantors Consent and Acknowledgement. The Guarantors, for value received, hereby consent to the Borrower’s execution and delivery of this Amendment and Amendment to Ship Mortgage, and the performance by the Borrower of its agreements and obligations hereunder. This Amendment, the Amendment to Ship Mortgage and the performance or consummation of any transaction that may be contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Agent and Lenders under the Loan Documents (including without limitation the Guaranteed Obligations). Each of the Guarantors acknowledges and agrees that (i) the Guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

14. Notices. For purposes of the Agreement, in case of notices to any Lender, they shall be sent to the respective address set forth below the signature of each Lender on the signature pages hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

BORROWER:

SAEXPLORATION, INC.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

GUARANTORS:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SUB, INC.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

NES, LLC

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

[Signature Page to Amendment No. 3 to First Amended and Restated Credit and Security Agreement]

AGENT:

CANTOR FITZGERALD SECURITIES, as Agent

By:	/s/ Nile Horning
Name:	Nile Horning
Title:	Vice President

[Signature Page to Amendment No. 3 to First Amended and Restated Credit and Security Agreement]

LENDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer

Notice Address: c/o Whitebox Advisors LLC 3033 Excelsior Boulevard, Suite 300 Minneapolis, Minnesota 55416 Attention: Jake Mercer Facsimile: (612) 253-6149

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer

Notice Address: c/o Whitebox Advisors LLC 3033 Excelsior Boulevard, Suite 300 Minneapolis, Minnesota 55416 Attention: Jake Mercer Facsimile: (612) 253-6149

WHITEBOX CREDIT PARTNERS, L.P.

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Chief Executive Officer

Notice Address: c/o Whitebox Advisors LLC 3033 Excelsior Boulevard, Suite 300 Minneapolis, Minnesota 55416 Attention: Jake Mercer Facsimile: (612) 253-6149

[Signature Page to Amendment No. 3 to First Amended and Restated Credit and Security Agreement]

1992 MSF INTERNATIONAL LTD.

By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Director

Notice Address:

c/o Highbridge Capital Management, LLC

40 West 57th Street 32nd Floor

New York, NY 10019

hcmbankdebt@hcmny.com

HS_HighbridgeBankDebt@hedgeserv.com

Facsimile: (646) 495-4382

  (646) 438-6510

1992 TACTICAL CREDIT MASTER FUND, L.P.

By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Director

Notice Address:

c/o Highbridge Capital Management, LLC

40 West 57th Street 32nd Floor

New York, NY 10019

hcmbankdebt@hcmny.com

HS_HighbridgeBankDebt@hedgeserv.com

Facsimile: (646) 495-4382

  (646) 438-6510

[Signature Page to Amendment No. 3 to First Amended and Restated Credit and Security Agreement]

/s/ Jeff Hastings
Jeff Hastings

Notice Address:

c/o SAE Exploration Holdings, Inc.
1160 Dairy Ashford, Suite 160
Houston, Texas 77079
email: jhastings@saexploration.com
Facsimile: 281.258.4418

/s/ John Percora
John Pecora

Notice Address:

130 Montadale Drive
Princeton, New Jersey 08540
email: pecora5@aol.com
Facsimile:

[Signature Page to Amendment No. 3 to First Amended and Restated Credit and Security Agreement]

SCHEDULE A

Obligations

As of the Third Amended and Restated Effective Date:
Existing Obligations:	$2,648,624.45
First Amended and Restated Effective Date Advance:	$2,351,375.55
Subsequent Advances made after the First Amended and Restated Effective Date but prior to the Third Amendment Effective Date:	$15,000,000
Third Amended and Restated Effective Date Advance:	$10,000,000
TOTAL	$30,000,000	*

*	plus accrued and accruing interest, fees, costs, expenses, attorneys’ fees, disbursements and costs of collection and other charges as provided under the Loan Documents.

Schedule 2.1(c)

MAXIMUM AMOUNT OF SUBSEQUENT ADVANCE COMMITMENTS

THAT MAY BE ISSUED AS OF THE THIRD AMENDMENT EFFECTIVE DATE

Lender	Maximum Amount of
Subsequent Advance
Commitments that may
be issued by each
Lender as of the Third
Amendment Effective
Date (prior to giving
effect to the making of
any Subsequent
Advances and the
issuance of any
Subsequent Advance
Commitments, in each
case, on the Third
Amendment Effective
Date)	Percentage of
Aggregate amount of
Subsequent Advance
Commitments that may
be issued by the
Lenders as of the Third
Amendment Effective
Date (prior to giving
effect to the making of
any Subsequent
Advances and the
issuance of any
Subsequent Advance
Commitments, in each
case, on the Third
Amendment Effective
Date)	Subsequent Advances to be made on the Third Amendment Effective Date	Maximum Amount of
Subsequent Advance
Commitments that may
be issued by each
Lender as of the Third
Amendment Effective
Date (after giving effect
to the Subsequent
Advance Commitments
and Subsequent
Advances to be made
on the Third
Amendment Effective
				Date)
Whitebox Multi-Strategy Partners, L.P.	$5,013,956.27	50.13956270%	$5,013,956.27	$0.00
Whitebox Asymmetric Partners, L.P.	$1,111,043.73	11.11043730%	$1,111,043.73	$0.00
Jeff Hastings	$250,000.00	2.50000000%	$250,000.00	$0.00
John Pecora	$625,000.00	6.25000000%	$625,000.00	$0.00
1992 MSF International Ltd.	$1,206,362.50	12.06362500%	$1,206,362.50	$0.00
1992 Tactical Credit Master Fund, L.P.	$1,793,637.50	17.93637500%	$1,793,637.50	$0.00
Total:	$10,000,000	100.00%	$10,000,000	$0.00

EXHIBIT G

[FORM OF] BORROWING CERTIFICATE

[Date]

To: Cantor Fitzgerald Securities,

as Agent

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of September 22, 2017, by and among SAExploration Inc., a Delaware corporation (“Borrower”), the guarantors party thereto from time to time, the lenders party thereto from time to time, and Cantor Fitzgerald Securities, in its capacity as Agent. Capitalized terms used in this Borrowing Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

1.	The requested Funding Date is [ ], 20 [1] (for the avoidance of doubt, such Funding Date shall be a Business Day).

2.	(select one)

☐	A Borrowing constituting the First Amended and Restated Effective Date Advance

☐	A Borrowing constituting a Subsequent Advance

3.	The principal amount of the Borrowing to which this notice applies is $[ ][2].

4.	The account to be credited with the proceeds of the Borrowing is the Designated Account, located at [ ].[3]

5.	The undersigned hereby certifies on behalf of Borrower and the other Loan Parties that, as of the date hereof, [the conditions set forth in Sections 4.1 and 4.4 of the Credit Agreement have been satisfied][4] [the conditions set forth in Sections 4.3 and 4.4 of the Credit Agreement have been satisfied][5] and that such conditions shall be satisfied as of the requested Funding Date.

[1]	The Borrowing Certificate for the First Amended and Restated Effective Date Advance must be received by the Agent not later than 9:00 a.m. (New York City Time) on the First Amended and Restated Effective Date. The Borrowing Certificate for the Subsequent Advance to be made on the Third Amendment Effective Date must be received by the Agent not later than 9:00 a.m. (New York City Time) on the Third Amendment Effective Date. The Borrowing Certificate for any other Subsequent Advance must be received by the Agent not later than 9:00 a.m. (New York City Time) at least Five (5) Business Days (or such shorter period as the Required Lenders may agree) prior to the date that is the requested Funding Date.
[2]	The First Amended and Restated Effective Date Advance shall not exceed $5,000,000 less Existing Obligations; and the maximum aggregate amount of all Subsequent Advances made shall not exceed an aggregate amount equal to $25,000,000.
[3]	Insert wire instructions for Designated Account.
[4]	To be used for the First Amended and Restated Effective Date Advance.
[5]	To be used for a Subsequent Advance.

6.	The undersigned hereby certifies on behalf of Borrower and the other Loan Parties that the following statements are true and correct on the date hereof and shall be true on the requested Funding Date, before and after giving effect thereto and to the application of the proceeds thereof:

(a) the representations and warranties of Borrower and each other Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects as of such earlier date); and

(b) no Default or Event of Default has occurred and is continuing, nor shall either result from the making of the requested Advance.

This Borrowing Certificate complies with Section 2.3(a) of the Credit Agreement.

SAEXPLORATION, INC.,

By:
Name:
Title: